Restricted net assets	12 Months Ended
Dec. 31, 2014
Restricted net assets [Abstract]
Restricted net assets
24.	Restricted net assets

The Group's ability to pay dividends is primarily dependent on the Group receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Group's subsidiaries, VIEs and VIEs' subsidiaries incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Group's subsidiaries.

The reserved funds as disclosed in Note 2.30 can only be used for specific purposes and are not distributable as cash dividends.
As a result of these PRC laws and regulations that require annual appropriations of 10% of net after-tax profits to be set aside prior to payment of dividends as general reserve fund or statutory surplus fund, the Group's PRC subsidiaries, VIEs and VIEs' subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company.

Amounts restricted include registered capital, paid-in capital and statutory reserve funds, as determined pursuant to the PRC GAAP, totaling approximately RMB56,789,000 as of December 31, 2014; therefore in accordance with Rules 4.08 (e) (3) of Regulation S-X, the condensed financial statements of the Company as of December 31, 2013 and 2014 and for the years ended December 31, 2013 and 2014 are disclosed in Note 25.